Exhibit 10.1

SECOND AMENDMENT TO REPURCHASE PROMISSORY NOTE

This SECOND AMENDMENT TO REPURCHASE PROMISSORY NOTE dated as of June 30, 2026 (this “Amendment”) is by and among P3 HEALTH GROUP, LLC (f/k/a P3 Health Group Holdings, LLC), a Delaware limited liability company (the “Company”), and IHC Health Services, Inc. (“Holder”).
WHEREAS, the Company executed and delivered that certain Repurchase Promissory Note dated as of June 28, 2019 in favor of the Holder (as amended, the “Note”);
WHEREAS, the Company and the Holder executed and delivered that certain First Amendment to the Note dated as of November 19, 2020; and
WHEREAS, the Company and Holder desire to further amend the Note as more particularly set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:
1.Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Note.
2.Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Company and Holder agree the Note is hereby amended as follows:
(a)Section 2(a) of the Note shall be amended by restating clause (i) of the first sentence of Section 2(a) thereof to read as follows:
(i) September 30, 2028.
(b)Section 3 of the Note shall be amended by restating clause (i) of the second sentence to read as follows, effective as of the date of the Amendment:
(i)until the date of the Second Amendment of this Note, accrue at a rate of eleven percent (11%) per annum (the “Prior PIK Rate”) calculated as commencing upon the dates the Holder funded its capital contributions on its Class A Units in the Company, as such schedule is set forth in Exhibit B of the Repurchase Agreement, compounded quarterly, and, at the date of the Second Amendment of this Note, accrue at a rate of fourteen percent (14%) per annum (the “Current PIK Rate”, and together with the Prior PIK Rate, the applicable “PIK Rate”) calculated as commencing upon the date of the Second Amendment of this Note.
3.Conditions to this Amendment. This Amendment shall be subject to and conditioned upon, and shall become effective only upon, satisfaction of each and all of the following conditions precedent:

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(a)The Company shall have received an executed counterpart to this Amendment from the Holder, and the Company shall have delivered a fully-executed copy of this Amendment to the Holder.
(b)CRG Servicing LLC shall have delivered written consent to the Company and the Holder of its agreement with the form and substance of this Amendment.
4.Miscellaneous.
(a)This Amendment is governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the statutes, laws and decisions of the State of Delaware (without giving effect to Delaware conflict of laws principles).
(b)This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart of this Amendment.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first written above.

P3 HEALTH GROUP, LLC

By: /s/ Leif Pedersen
Name: Leif Pedersen
Title: Chief Financial Officer

IHC HEALTH SERVICES, INC.

By: /s/ Clay Ashdown
Name: Clay Ashdown
Title: Executive Vice President, Chief Financial Officer

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